UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2017 (September 18, 2017)

CONTACT MINERALS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52879	39-2060052
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

22A-3, Jalan Metro Pudu Off Jalan Loke Yew Fraser Business Park 55100 Kuala Lumpur, Malaysia
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +60 12 231 8867

595 Hornby Street, Suite 706

Vancouver, British Columbia, Canada V6C 2E8

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01  Change in Registrant’s Certifying Accountant

On September 18, 2017, the Board of Directors of Contact Minerals Corp., a Nevada corporation (“we” or “us”), approved the dismissal Manning Elliott LLP (“Manning”) as our independent registered public accountant., effective immediately. Except as noted in the paragraph immediately below, the reports of Manning on the Company’s financial statements for the years ended July 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of Manning on the Company’s financial statements as of and for the years ended July 31, 2016 and 2015 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has not generated any revenues and has incurred operating losses since inception, which raised doubt about its ability to continue as a going concern.

During the years ended July 31, 2016 and 2015 and through September 15, 2017, the Company has not had any disagreements with Manning on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Manning’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended July 31, 2016 and 2015 and through September 15, 2017, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

We have requested that Manning furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

Concurrently therewith, we retained the firm of KCCW Accountancy Corp. (“KCCW”), to audit our consolidated financial statements for our fiscal year ending July 31, 2017.

During the fiscal years ended July 31, 2016 and 2015, and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted KCCW regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and KCCW did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with Manning on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Manning, would have caused Manning to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit
16.1	Consent of Manning Elliott LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTACT MINERALS CORP.
Dated: September 18, 2017

	By:	/s/ Shiong Han Wee
Shiong Han Wee
Chief Executive Officer

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